                        SETTLEMENT AGREEMENT AND RELEASE

         THIS SETTLEMENT AGREEMENT AND RELEASE ("Release"), entered into this l8th day of March, 1997, is by and between MIDCOM Communications Inc. a Washington corporation (the "Company"), on its own behalf, on behalf of Cel-Tech International Corp., a Washington corporation ("Cel-Tech"); on behalf of CTI Acquisition Corporation, a Washington corporation ("CTIA"); on behalf of each of its and their past and present assigns, affiliates, including parents, subsidiaries, predecessors and successors and their respective officers, directors, indemnitees, employees, attorneys, partners and agents, including without limitation, Ashok and Sheela Rao, husband and wife and the marital community composed thereof, Paul and Mary Senio, husband and wife and the marital community composed thereof, Paul and Margaret Pfleger, husband and wife and the marital community composed thereof, Betti A. Fujikado and Dereck Soo, wife and husband and the marital community composed thereof; and on behalf of each and all of his, her, its and their respective heirs, executors, legatees, representatives, receivers, trustees, transferees, predecessors, successors, and assigns (all of the foregoing being hereinafter collectively referred to as the "MIDCOM Group") and Richard John, an unmarried man, on his own behalf and on behalf of each and all of his heirs, executors, legatees, representatives, receivers, trustees, transferees, predecessors, successors and assigns (all of the foregoing being herein referred to as "John") (John and the Company are hereinafter collectively referred to as the "Signators".)

                                   BACKGROUND

        A. The Company, Cel-Tech, CTIA and John previously entered into an Agreement and Plan of Reorganization dated August 19, 1995, providing for the merger of CTIA into Cel-Tech with Cel-Tech as the survivor corporation (the "Agreement") . The merger was effected on September 12, 1995 by the filing of articles of merger and plan of merger with the Secretary of State of Washington (the "Merger") . The Agreement was amended upon the execution by the Company, Cel-Tech, CTIA, and John of the amendment and modification of agreement and plan of reorganization dated September 12, 1995 (the "Amendment") (The Agreement, as amended, together with various schedules referenced therein, is hereinafter referred to as the "Amended Agreement".)

        B. Immediately prior to the consummation Merger, John was the sole shareholder of Cel-Tech. Pursuant to the Amended Agreement, one hundred percent (100%) of Cel-Tech's common stock was converted into and exchanged for shares of nonregistered common stock of the Company John received 127,742



SETTLEMENT AGREEMENT AND RELEASE - 1
shares of non-registered common stock of the Company (the "Merger Shares") through a certificate dated August 24, 1995. An additional 14,193 shares of non-registered common stock of the Company (the "Holdback Shares") were subject to a certain Holdback Agreement between John and the Company (the "Holdback Agreement") and were to be issued by the Company to John upon the occurrence of certain events.

        C. The Merger Shares and Holdback Shares were issued or were to be issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on certain exemptions from registration that were based, in part, on the representations of John made in a Representation Letter dated September 1, 1995 (the "Representation Letter"). The Company and John also entered into a Registration Rights Agreement dated September 12, 1995 (the "Registration Rights Agreement"), which required the Company to register the Merger Shares and the Holdback Shares (if any so issued to John) under the Securities Act on certain terms and conditions set forth therein.

        D. The Company and John entered into an agreement for consulting services of John dated September 12, 1995 (the "Consulting Services Agreement"), providing for payment of a consulting fee to John of $5,000 per month, plus ordinary and necessary business expenses, for a period of sixty (60) months in exchange for John providing part-time services to the Company and Cel-Tech.

        E. John executed a non-competition agreement dated September 12, 1995 (the "Non-Competition Agreement") in favor of the Company for a period of five (5) years upon the advance payment by the Company of the consideration for such 60-month period. In the Non-Competition Agreement, John agreed, inter alia, to be bound by certain restrictive covenants, including but not limited to, the non-disclosure of confidential information for such period.

        F. The Company, Cel-Tech, CTIA, John and/or their respective counsel or agents also executed the following additional documents in connection with the Merger and pursuant to the Amended Agreement: plan of merger; articles of merger; MIDCOM opinion letter of counsel; Cel-Tech opinion letter of counsel; unanimous written consent of MIDCOM; CTIA consent of board of directors; consent of sole director and shareholder of Cel-Tech; certificate of president of MIDCOM; certificate of president of CTIA; certificate of President of Cel-Tech. (All of the contracts and other documents referred to hereinabove in paragraphs A through F are sometimes collectively referred to hereinafter as the "Closing Documents".)

        G. On September 20, 1996, the Company authorized the release of 12,236 of the Holdback Shares (the "Issued Holdback



SETTLEMENT AGREEMENT AND RELEASE - 2

Shares") to John, and the Company claimed offsets pursuant to the Holdback Agreement and the Amended Agreement for the balance consisting of 1,957 Holdback Shares.

        H. John filed a complaint for damages and rescission of the Merger against the MIDCOM Group on or about April 30, 1996, a first amended complaint on or about July 2, 1996, a second amended complaint on July 23, 1996, and a third amended complaint for damages on or about August 30, 1996, in King County Superior Court under Cause No. 96-2-11985-7SEA captioned, Richard E. John v. Midcom Communications, Inc. et al., et ux., (the "Litigation") . The Company filed a counterclaim in the Litigation against John for rescission and damages.

        I.      The MIDCOM Group disputes any and all liability to John.

        J. Contemporaneous with the execution of this Release, John and the Company shall enter into amendments to a Revised Registration Rights Agreement and a revised Representation Letter. In addition, John shall submit a Selling Security Holder Information Questionnaire to the Company. At the same time, the Holdback Agreement and the Consulting Agreement shall be canceled, and John shall acknowledge the continuation of his obligations under the Non-Competition Agreement for its remaining term.

        K. Except as provided for herein, each member of each party identified herein now wishes to release any and all claims it may have against each member of the other party arising out of or in connection with the Merger and the Closing Documents.

                                    AGREEMENT

         In consideration of the mutual undertakings set forth herein, the parties hereto do hereby agree to the following:

        1.      OBLIGATIONS OF THE COMPANY AND JOHN

                1.1     Obligations of the Company

                        1.1.1 PAYMENT OF CONSULTING FEE. Subject to the terms and conditions contained in this Release, the Company shall pay John an aggregate amount equal to the present value with interest accrued at an annual rate of 10.596 for unpaid payments of $5,000 per month due from July 1, 1996 through the date of this Release, and discounted at 10.5%; for unpaid but not yet due monthly consulting fee payments through September 1, 2000 (the "Consulting Agreement Payment The Company shall pay John fifty percent: (50%) of the Consulting Agreement Payment within three (3) business days of the execution of this Release and shall pay the balance in accordance with the terms and



SETTLEMENT AGREEMENT AND RELEASE - 3
conditions of the Company's Promissory Note essentially in the form attached hereto as Exhibit 1.

                        1.1.2 CONSULTING AGREEMENT. The Company agrees that John's obligations under the Consulting Agreement shall terminate on the effective date of this Release and the Consulting Agreement is hereby terminated.

                        1.1.3   ISSUANCE OF SHARES.

                        (a) Within three (3) business days of the execution of this Release, the Company shall issue 7,500 shares of its non-registered common stock to John (the "Release Shares").

                        (b) The term "Trigger Date" shall mean the later of July 31, 1997, or such other time as the Company's second quarter financial results are announced for 1997. The Company shall issue to John additional shares of non-registered common stock of the Company (the "True Up Shares") equal to the lesser of (1) 60,000 shares, or (2) the difference between $15.00 and the weighted (by number of shares traded) average closing price per share of the Company's common stock for five (5) consecutive trading days following the Trigger Date (the "Average Closing Price"), multiplied times 139,978 and divided by the Average Closing Price. By way of example only, assume $11/share represents the Average Closing Price, then:

True Up Shares    = ($15.00-$11) x 139,978 = 50,901 shares
                    ----------------------
                            $11

If the Average Closing Price is equal to or in excess of $15 per share, no True Up Shares shall be issued to John. The Company shall issue to John the True Up Shares within fifteen (15) days of the Trigger Date.

                        (c) At such time as John delivers to the Company the personal property as defined below, the Company shall issue and deliver to John within three (3) days of such tender an additional 1,957 of its nonregistered common stock which for purposes of this Agreement, the Revised Registration Rights Agreement and the Representation Letter shall be deemed to be additional "Release Shares" as defined in subsection 1. 1. 3 (a) , above. The personal property shall mean the agreement defined in Schedule 1. 1. 3 (c) attached hereto, together with pre-loaded software, if any, all of which shall be in normal operating condition, normal wear and tear excepted. John shall execute all documents reasonably requested by the Company to transfer or assign all of his right, title and interest in the personal property to the Company, including without limitation, assignment of all applicable software licenses.





SETTLEMENT AGREEMENT AND RELEASE - 4

                        1.1.4 REVISED REGISTRATION RIGHTS AGREEMENT. The Company shall issue a Revised Registration Rights Agreement, in essentially the form attached hereto as Exhibit 2, providing for inclusion of the True Up Shares, the Issued Holdback Shares, and the Release Shares in the Company's form S-3 registration statement until December 31, 1997, and additional demand rights, subject to subsequent exclusion when shares can be sold under Rule 144 and the Company's right to suspend sales as set forth more fully in the Revised Registration Rights Agreement. The original Registration Rights Agreement and Holdback Agreement shall be null and void as of the effective date specified in Section 3.1 of this Release.

                1.2     Obligations of John

                        1.2.1 Non-Compete Agreement. John's obligations under the Non-Competition Agreement shall continue until its termination date.

                        1.2.2 Executed Revised Registration Rights Agreement. John shall execute a Revised Registration Rights Agreement essentially in the form attached hereto as Exhibit 2.

                        1.2.3 Representation Letter. John shall execute a revised Representation Letter essentially in the form attached hereto as
        Exhibit 3.

                        1.2.4   Selling Security Holder Information
        Questionnaire. John shall complete and submit to the Company a Selling Security Holder Information Questionnaire essentially in the form attached hereto as Exhibit 4.

                        1.2.5 Certification for Issued Holdback Shares. John shall complete and submit to the Company or its stock transfer agent a notarized affidavit certifying that he has not received a certificate for the Issued Holdback Shares. The Company or its stock transfer agent shall issue a substitute certificate to John for the 12,236 Issued Holdback Shares within ten (10) days of receipt of said affidavit.

        2.      Mutual Releases

                Except as set forth in this Agreement, the Company hereby fully, finally and forever releases, acquits and discharges John, and John hereby fully, finally and forever releases, acquits and discharges each member of the MIDCOM Group from any and all claims, debts, actions, claims or causes of action, demands, rights, liabilities of any kind or nature at law or equity for any relief based on statute, code, regulatory or common or case law, whether known or unknown, asserted or not, arising out of or in any manner related to
(i) the subjects of the complaint in and the settlement of this Litigation, (ii)

SETTLEMENT AGREEMENT AND RELEASE - 5
all claims that are in any way related to the Closing Documents, or (iii) any other transaction, agreement or relationship between the parties predating this Release. The Signators shall promptly upon request execute and or direct their attorneys to execute any and all instruments reasonably requested for purposes of dismissing the Litigation with prejudice.

        3.      CONDITIONS TO RELEASE

                3.1     Effective Date

                The release of claims by the Company pursuant to Section 2 shall be effective upon the later of (i) the date of execution of this Release by the Company, (ii) the first payment and the issuance of the Company's Promissory Note to John pursuant to subsection 1.1.1, and (iii) the issuance of the Release Shares to John. The release of claims by John pursuant to Section 2 shall he effective upon John's execution of this Release and agreements identified in subsections 1.2.2, 1.2.3, and 1.2.4.

                3.2     Exception to Release

                Notwithstanding any other term or provision of this Release to the contrary, John does not release the Company and the Company does not release John from any obligation required to be performed after the date of this Release or under any executory contract identified herein.

        4.      UNKNOWN CLAIMS.

                Each Signator hereto acknowledges that there is a risk that subsequent to the execution of this Release it will discover, incur or suffer claims that were unknown or unanticipated at the time this Release was executed, and that arose from, or are based upon, or are related to the claims released by it pursuant to Section 2 hereof, which claims, if known upon execution of this Release, might have materially affected its, his, or their decision to execute this Release. Each Signator hereby expressly assumes the risk of such unknown and unanticipated claims and agrees that this Release applies to all such claims. The parties expressly waive the rights, benefits and protection afforded by any state's statutory, common or case law which may exempt from a general release claims that a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

        5.      ASSIGNMENTS.

                Each Signator represents and warrants to the other that it has not assigned or otherwise transferred or subrogated


SETTLEMENT AGREEMENT AND RELEASE - 6
any interest in any claims that are related in any way to the subject matter of this Release. Each Signator agrees to indemnify, defend and hold the other fully and completely harmless from any liability, loss, claim, demand, damage, cost, expense and or attorneys' fees it incurs as a result of any person or entity asserting such assignment, transfer or subrogation from such Signator.

         6.       REPRESENTATIONS.

                  Each Signator acknowledges that no other party or person, nor any agent or attorney of any party or person, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce any Signator to execute this instrument, and each Signator acknowledges that it has not executed this Release in reliance on any such promise, representation or warranty not contained herein.

         7.       NO ADMISSION OF LIABILITY.

                  Each Signator agrees that this Release is a result of compromise and shall not be construed as an admission by it of (i) liability to any person and or entity, or (ii) breach of any agreement, or (iii) violation of any law or regulation.

         8.       VOLUNTARY EXECUTION.

                  In executing this Release, each Signator fully, completely and unconditionally acknowledges and agrees that (i) it has consulted with, and had the advice of, counsel of duly licensed and competent attorneys and that it has executed this Release after independent investigation, voluntarily and without fraud, duress or undue influence, and (ii) expressly consents that this Release be given full force and effect according to each and every of its express terms and provisions.

         9.       AUTHORITY TO EXECUTE.

                  Each Signator executing this Release on behalf of another person or organization represents and warrants to the other Signator that it is fully authorized to execute and deliver this Release on behalf of such person or organization. Each Signator warrants to all other Signators that no consent of any person not a party to this Release is necessary in order for this Release to be fully and completely binding upon each member of the parties hereto.

         10.      NOTICE.

                  Any demand, request or notice that any Signator hereto desires or may be required to make or deliver to the other shall be in writing and shall be deemed delivered when personally


SETTLEMENT AGREEMENT AND RELEASE - 7
delivered, or when delivered by private courier service (such as Federal Express), or three days after being deposited in the United States Mail, in registered or certified form, postage prepaid, return receipt requested and addressed as follows:

             To the MIDCOM GROUP:

             General Counsel
             MIDCOM Communications Inc.
             MIDCOM Tower
             1111 Third Avenue, Suite 1600
             Seattle, WA 98101

             To JOHN:

             Richard E. John
             69050 Barclay Place
             P.O. Box 1931
             Sisters, OR 97759

or to such other single address or person as a Signator may communicate to the other by like written notice. Each Signator hereby fully, completely and unconditionally agrees that (i) any notice to any or all of the parties constituting its group shall be sufficient for any and all purposes hereof if delivered as aforesaid to the single person and address set forth above or hereafter designated pursuant to the foregoing provisions of this Section; and
(ii) any party sending notice to any of the group of which it is a part shall have no obligation whatsoever to send duplicate or concurrent copies of any notice to the other parties constituting the group.

        11.     CONFIDENTIALITY; NO RECORDING.

                Each Signator hereby agrees that it could be materially injured if this Release is either recorded or publicly disclosed, and that, accordingly, this Release is intended to be confidential between all the parties and each Signator shall use its best efforts to keep the provisions of this Release, and all exhibits and attachments, confidential. No Signator shall disclose the terms of this Release to any person, firm, entity or corporation not a party hereto without the other Signator's prior written consent except (i) within any Signator's organization for internal purposes, (ii) to Signators' legal counsel or accountants, (iii) as required in any Signator's credit relationships, or
(iv) in any Judicial or administrative proceedings, where such disclosure is compelled. Each Signator also agrees not to record this Release or any document or instrument referring to or arising out of this Release without the prior written consent of the other Signator, which consent may be withheld in its sole and absolute discretion of any Signator.


SETTLEMENT AGREEMENT AND RELEASE - 8

        12.     MISCELLANEOUS.

                12.1 Entire Agreement. This Release (including all exhibits hereto, the Company's Promissory Note referenced at Subsection 1.1.1, the agreements referenced at Subsections 1.1.5, 1.2.2, 1.2.3, and the questionnaire referenced at Subsection 1.2.4, which are all material parts of this Release) contains the entire understanding between the Signators and supersedes any prior understandings and agreements between them respecting the subject matter hereof. There are no other representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto, or any of them, relating to the subject matter of this Release. No amendment of or supplement to this Release shall be valid or effective unless made in writing and executed by the parties hereto subsequent to the date of this Release.

                12.2 Construction. Any titles or captions of paragraphs contained in this Release are for convenience and reference only and the words contained in them shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Release. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identification of the person or persons, firm or firms, corporation or corporations may require. The locative adverbs "herein," "hereunder," "hereto," "hereby," "hereinafter" and the like, wherever the same appear herein, mean and refer to this Release in its entirety and not to any specific article, section, subsection, paragraph or subparagraph hereof. The general rule of construction that an agreement will be construed against the party who drafted it will not apply to any disputes over the provisions of this Release. Any reference herein to "days" means consecutive calendar days.

                12.3 Attorneys' Fees. In the event of litigation, arbitration or mediation between any or all members of either party hereto, declaratory or otherwise, in connection with or arising out of this Release, the prevailing parties shall recover from the non-prevailing parties all actual costs, actual damages and actual expenses, including attorneys' fees, paralegals' fees and other professional or consultants' fees expended or incurred in connection therewith, including for appeals, which shall be determined and fixed by the court as part of the judgment.

                12.4 Binding. Except as otherwise herein provided, this Release shall be binding upon and inure to the benefit of each Signator hereto, their respective heirs, executors, administrators, successors, assigns, and all persons now or hereafter holding or having all or any part of the interest of a party herein.



SETTLEMENT AGREEMENT AND RELEASE - 9

                12.5 Severability. The invalidity or unenforceability of any particular nonmaterial provision in this Release shall not affect the other material provisions hereof.

                12.6 Applicable Law. This Release shall be construed and interpreted under the laws of the State of Washington.

                12.7 Venue. In the event of litigation, arbitration or mediation, each Signator agrees that exclusive venue for such action shall be in any court of general jurisdiction located in King County, Washington, and further agrees that the King County Superior Court shall have jurisdiction over each Signator.

                12.8 Counterparts. This Release may be executed in any number of counterparts each of which shall be deemed to constitute an original Release, and all of which shall constitute one Release. The execution of one counterpart by any Signator shall have the same force and effect as if that Signator had signed all other counterparts.

                12.9 Introduction into Evidence. This Release may not be offered, introduced or received into evidence for any purpose except in an action to enforce or interpret the terms hereof.

                12.10 No Waiver. The failure of any member of any party hereto to enforce at any time any provision of this Release shall not be construed to be a waiver of such a provision, nor in any way to affect the validity of this Release or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Release shall constitute or be deemed a waiver of any other breach.

                12.11 Ambiguity Not To Be Construed Against Any Party. For the purpose of construing or interpreting this Release, the Release is deemed to have been drafted equally by all parties hereto, and shall not be construed strictly for or against any party.

                12.12 Independent Advice of Counsel. Each Signator hereto has read and understands all the terms and provisions of this Release, has been given the opportunity to discuss it with its own counsel, and it has not been influenced to any extent whatsoever in executing this Release by any representations or statements not expressly recited or referred to in this Release.



SETTLEMENT AGREEMENT AND RELEASE - 10

                IN WITNESS WHEREOF, the parties to this Release have set forth their signatures effective the date first set forth above.

                                      JOHN:

                                      By: /s/ RICHARD JOHN
                                         -----------------------------------
                                           RICHARD JOHN

                                      MIDCOM COMMUNICATIONS INC., a
                                      Washington Corporation

                                      BY: /s/ ROBERT J. CHAMBERLAIN
                                         -----------------------------------
                                              Robert J. Chamberlain
                                         -----------------------------------
                                         ITS: EXECUTIVE VICE PRESIDENT-CFO
                                         -----------------------------------




SETTLEMENT AGREEMENT AND RELEASE - 11

STATE OF OREGON        )
                       )ss.
COUNTY OF              )

                I certify that I know or have satisfactory evidence that Richard
E. John is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument

                Dated:______________________


                          _______________________________
                          (Signature of Notary Public)

                          _______________________________
                          (Printed Name of Notary Public)

                          My Appointment expires _____________________

STATE OF WASHINGTON           )
                              )ss.
COUNTY OF KING                )

                I certify that I know or have satisfactory evidence that Robert Chamberlain is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the ________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument

                Dated: March 1997



                          _______________________________
                          (Signature of Notary Public)
[SEAL]
                          _______________________________
                          (Printed Name of Notary Public)

                                                       1/19/96
                          My Appointment expires _____________________

SETTLEMENT AGREEMENT AND RELEASE - 12

                                SCHEDULE 1.1.3(c)

         Quantity Item      Item             Description                                 Price             Extension
         ------------       -----------      ------------------------------------        -------           ---------
         1                  NOTEBOOK         NoteBook computer - Texas Inst.            3995.00            3995.00
         1                  MODEM            PCMCIA 14400 U.S. Robotics Fax Mod.         195.00             195.00
         1                  VGAMON           VGA Monitor 15" KFC non-Int. .28            325.00             325.00
         1                  KEYBOARD         Liteon Keyboard                              35.00              35.00
         1                  SPEAKERS         PC Speakers SONY 3 piece system.            175.00             175.00
         1                  PRINTER          Brother HL-645 Laser Printer w/1 1MB        550.00             550.00

March ___ , 1997

                              Representation Letter

MIDCOM Communications Inc.
1600 MIDCOM Tower
1111 Third Avenue
Seattle, WA 98101

Ladies & Gentlemen:

     In connection with the closing of that certain Agreement and Plan of Reorganization (the "Merger Agreement") dated as of August 19, 1995 as Amended on September 12, 1995 -and the Settlement and Release Agreement of even date herewith, pursuant to which I will receive up to an additional 69,457 shares of the voting common stock of MIDCOM Communications Inc., a Washington corporation (the "Company" or "MIDCOM"), plus 12,236 shares that the Company authorized to be issued to me on September 20, 1996 from the Holdback Reserve ("Additional Shares"), the undersigned represents as follows:

     (a) I have received or have been given copies of the Company's Annual Report for 1995, and its Quarterly Financials for the First, Second and Third Quarters of 1996, and a draft of the Company's Annual Report for 1996 (which I agree to keep confidential);

     (b) I have obtained, to the extent I deem necessary, professional advice with respect to the risks inherent in investment in the Additional Shares and the suitability of investment in the Shares in light of my financial condition and investment needs;

     (c) I acknowledge the acquisition of the Additional Shares involves a high degree of risk, including the possibility of a complete loss of my investment;

     (d) I am acquiring the Additional Shares for my own account and not for the account or on behalf of others, and I am doing so with the intent of retaining the Additional Shares as an investment;

     (e) By virtue of my prior experience and/or the advice available to me (which advice is furnished by persons who are neither affiliated with nor directly or indirectly compensated by the Company or any affiliate or agent of the Company), I have extensive knowledge and experience in financial and business matters and the capability to evaluate the merits and risks of my investment in the Additional Shares;

     (f) I realize that (i) the acquisition of the Additional Shares is a long-term investment, (ii) I must bear the economic risk of investment in the Additional Shares for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended, or any state securities law and, therefore, cannot be sold unless they are subsequently registered under federal and applicable state securities laws or an exemption from such registration is available, (iii) the Additional Shares may not be resold or transferred on the official stock transfer records of the Company without furnishing to the Company an opinion of the undersigned's counsel, concurred in by counsel for the Company, that such sale or transfer of the Additional Shares will not violate the registration provisions of federal or state securities laws; and (iv) certificates representing any of the Additional Shares shall have endorsed on them a restrictive legend to the effect of this paragraph;

     (g) I agree that I will not transfer the Additional Shares in violation of the provisions of any applicable securities laws;

     (h) I have sufficient liquid assets so that the illiquidity associated with the Additional Shares will not cause undue financial difficulties or affect my ability to provide for my current needs and possible financial contingencies; and

     (i) I am a citizen of the United States with my sole residence in the State of Washington. I have no present intention of becoming a resident of any other state or jurisdiction.

     (j) I have read this Representation Letter, the Revised Registration Rights Agreement, and the Settlement and Release Agreement ("Release") and have discussed their requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of MIDCOM Common Shares, to the extent I believe necessary, with my counsel or counsel for MIDCOM. I have completed and executed the Selling Security Holder Information Questionnaire sent to me by the Company and to the best of my knowledge believe my responses therein are true and correct.

     (k) I also understand that stop transfer instructions will be given to MIDCOM's transfer agent with respect to MIDCOM Common Shares and that a legend will be placed on the certificates for the MIDCOM Common Shares issued to me in compliance with the Release, or any substitutions therefor, and that any transfer in contradiction of this agreement will be void ab initio.

     (l) I represent and warrant to MIDCOM that the representations set forth herein are true as of the date hereof and if there is any change I will advise the Company forthwith.

     I UNDERSTAND THE SIGNIFICANCE TO THE COMPANY OF THE FOREGOING REPRESENTATIONS AND THAT THEY WILL BE RELIED UPON BY THE COMPANY.

Dated: March 19, 1997.

/s/ RICHARD E. JOHN                     RICHARD E. JOHN
-------------------------------     -------------------------------
Signature                           Name - Typed or Printed

P.O. Box 1931; 69050 Barclay Place, Sisters, OR 97759
-------------------------------------------------------------------
Address

       541-549-1270                         ###-##-####
-------------------------------     -------------------------------
Telephone Number                    Social Security Number


                                                [SEAL]

                                    EXHIBIT 1

                                 PROMISSORY NOTE

$125,374.33                                                  Seattle, Washington
                                                                  March 18, 1997

         FOR VALUE RECEIVED, undersigned promises to pay to the order of Richard
E. John, whose address is 69050 Barclay Place, P.O. Box 1931, Sisters, OR 97759 the sum of One Hundred Twenty-Five Thousand, Three Hundred Seventy-Four and 33/100 United States Dollars ($125,374.33), on September 19, 1997 ("Due Date") with interest thereafter computed at the Default Rate identified herein.

         The entire balance owing on this Note shall be paid in one payment. In the event not paid on the Due Date, all payments thereafter shall be applied first to interest on the unpaid principal balance and the balance to principal until all principal and interest is fully paid. If any payment is less than the accrued interest when due, such accrued but unpaid interest shall be added to and become part of the principal and it shall bear interest therewith.

         If undersigned fails to pay on the Due Date or fails to perform any material obligations under the Settlement Agreement dated concurrently herewith, the whole sum shall become due and payable at once at the option of the holder hereof upon three (3) days written notice to the undersigned. If the holder of this Promissory Note elects to exercise this option, unpaid balance shall thereafter bear interest at the rate of fifteen percent (15%) per annum compounded annually, provided that in no event shall interest payable hereunder exceed an amount equivalent to the highest rate of interest then permitted by law.

         This Promissory Note may be prepaid in whole or in part at any time and from time to time. All payments hereunder shall be made at the address of payee set forth above, or at such other place as the holder of this Promissory Note may from time to time designate in writing.

         As a material inducement to payee to accept this Promissory Note, undersigned warrants the transaction out of which this Note arises is for business purposes only and is not a transaction with respect to which Washington law imposes interest limitations.

         In case of suit or if this Note is placed in an attorney's hands for collection, undersigned shall pay the ordinary, necessary and reasonable costs of collection and of suit, including ordinary, necessary and reasonable attorneys' fees incurred by the holder of this Promissory Note.

         Undersigned executes this Promissory Note as a principal and not as a surety. Undersigned covenants, guarantees and warrants that undersigned is authorized to execute this Promissory Note, and undersigned agrees that all obligations hereunder are joint and several.

         Undersigned hereby waives presentment, demand, protest, notice of protest, dishonor, and nonpayment of this Promissory Note, all notices of every kind and filing of suit and diligence in collecting this Promissory Note.

         This Promissory Note has been executed for value in Seattle, Washington, on the date first written above. The rights of the parties shall be governed and construed in accordance with the law of the State of Washington. Undersigned agrees that the exclusive venue for any legal action arising out of this Note shall be the Superior Court for King County, Washington, which shall have jurisdiction over undersigned.

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                  MIDCOM Communications Inc.,
                                  a Washington corporation



                                  By:
                                     -------------------------------------
                                     Its:
                                         ---------------------------------

                                    EXHIBIT 2

                                     REVISED
                          REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT made as of the 18th day of March, 1997 by and between MIDCOM COMMUNICATIONS INC., a Washington corporation ("MIDCOM") and RICHARD E. JOHN ("Holder").

         WHEREAS, concurrent with the execution of this Agreement, MIDCOM and Holder entered into agreements to consummate a settlement of the existing disputes between Holder and MIDCOM ("Release"); and

         WHEREAS, in connection with entering into the Release, MIDCOM has agreed to issue up to Holder up to 9,457 Common Shares (the "Release Shares") and up to 60,000 Common Shares (the "True-Up Shares"); and

         WHEREAS, MIDCOM authorized the issuance to John of 12,236 Issued Holdback Shares on September 20, 1996; that term is as defined in the Release; and

         WHEREAS, MIDCOM is willing to grant certain registration rights to Holder with respect to the Issued Holdback Shares, the Release Shares and the True-Up Shares (together called the "Additional Shares");

         NOW, THEREFORE, in consideration of the Release and other valuable consideration, receipt of which is hereby acknowledged, MIDCOM and Holder agree as follows:

        1. Definitions. The following terms shall have the following respective meanings:

                1.1 "Commission" or "SEC" means the United States Securities and Exchange Commission.

                1.2 "Common Shares" means the voting common capital stock, $.0001 par value, of MIDCOM.

                1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

                1.4 "Form S-3" means such form under the Securities Act as is in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by MIDCOM with the SEC.

                1.5 "Holder" shall mean Richard E. John or, in the case of John's death, his personal representative and successors in interest.

                1.6 "Opening Date" means the first date on which MIDCOM is eligible to make use of Form S-3 or any successor form to register the Registrable Shares for resale.

                1.7 "Registrable Shares" means the Additional Shares together with any securities issued or issuable as a dividend, stock split or other distribution directly or indirectly with respect to Additional Shares. Any Registrable Share shall cease to be a Registrable Share when (i) it has been disposed of pursuant to an effective Registration Statement, (ii) such time as all of the Registrable Shares can be sold within three months without compliance with the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder (or any similar provisions then in force) or (iii) it is no longer beneficially owned by Holder.

                1.8 "Registration Statement" means a registration covering Registrable Shares.

                1.9 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

                1.10 "Resale Shelf" means the registration statement on SEC Form S-1, SEC file No. 333-16681, filed by MIDCOM with the SEC on November 25, 1996 to register for resale Common Shares held by a number of shareholders of MIDCOM including any amendments thereto filed from time to time hereafter and any registration statement on Form S-3 filed in place of such S-1 registration statement.

                1.11 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as shall be in effect at the time.

                1.12 "Shelf Registration Statement" means the Registration Statement filed pursuant to Section 2 below.

        2.      Shelf Registration.

                2.1 Not later than April 10, 1997, MIDCOM shall file an amendment to the Resale Shelf or shall file a separate registration statement on the least burdensome SEC form then available to MIDCOM to register the Registrable Shares under the Securities Act for resale, and shall use its reasonable best efforts to secure the effectiveness of such Registration Statement as soon as practicable thereafter (the Registration Statement filed pursuant to this Section referred to herein as the "Shelf Registration Statement").

                2.2 Subject to the conditions and limitations set forth in subsection 2.3 below, MIDCOM will use its reasonable best efforts to keep the Shelf Registration Statement effective until the earlier of (A) December 31, 1997, (B) such date as all of the Registrable Shares have been resold or (C) such time as all of the Registrable Shares can be sold within three months without compliance with the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder.

                2.3 If Holder shall propose to sell any Registrable Shares pursuant to the Shelf Registration Statement, he shall notify MIDCOM in writing of his intent to do so at least five (5) full business days prior to such sale (a "Sale Notice:). A Sale Notice shall be deemed to constitute a representation that any information previously supplied by Holder is accurate as of the date of such notice. Following receipt of a Sale Notice, and except as set forth in the following sentence, MIDCOM shall use its commercially reasonable efforts to amend the Shelf Registration Statement if necessary and to take all other actions necessary to allow such sale, and shall notify Holder promptly after it has determined that such sale has become permissible. At any time within the five (5) business-day period following receipt by MIDCOM of a Sale Notice, MIDCOM may refuse to permit Holder to resell any Registrable Shares pursuant to the Shelf Registration Statement for an initial period not to exceed sixty (60) days; provided, however, that in order to exercise this right, MIDCOM must give Holder written notice that a delay in such sale is necessary because either (i) in the good faith judgment of MIDCOM, a sale pursuant to the Shelf Registration Statement in its then-current form would not be in the best interests of MIDCOM and its shareholders due to disclosure obligations of MIDCOM or (ii) MIDCOM in good faith is planning an underwritten registered public offering of Common Shares which reasonably is expected to be offered within thirty (30) days of receipt by MIDCOM of the Sale Notice (in either case, a "Permitted Deferral"). Notwithstanding the foregoing, MIDCOM shall not be entitled to exercise its right to suspend sales pursuant to the Shelf Registration Statement more than three (3) times or for more than ninety (90) consecutive days. Holder hereby covenants and agrees that he will not sell any Registrable Shares pursuant to the Shelf Registration Statement during any Permitted Deferral period. Nothing in this subsection shall require Holder to give a Sale Notice prior to selling Registrable Shares pursuant to Rule 144 promulgated under the Securities Act (or any similar provisions then in force).

        3. Form S-3 Demand Rights. At any time after December 31, 1997 and continuing until the earlier of (i) such time as Holder is entitled to dispose of all of the Registrable Shares within three months pursuant to Rule 144 or
(ii) December 31, 1998, Holder may make written demand on one occasion for registration under the Securities Act of Holder's Registrable Shares on Form S-3, provided that the Registrable Shares requested to be registered in such Form S-3 Registration Statement have an aggregate expected selling price of at least $200,000 (a "Demand Notice"). The request pursuant to this Section 3 will specify the number of Registrable Shares requested to be registered and the anticipated per share price range for such offering. MIDCOM shall not be obligated to effect any registration or compliance pursuant to this Section 3 for a period of up to ninety (90) days if MIDCOM shall within twenty (20) days of its receipt of a Demand Notice give Holder written notice that a delay in such sale is necessary because either (i) in the good faith judgment of MIDCOM the filing and/or effectiveness of a registration at that time would not be in the best interests of MIDCOM and its shareholders due to disclosure obligations of MIDCOM or (ii) MIDCOM in good faith is planning all underwritten registered public offering of Common Shares which reasonably is expected to be offered within thirty (30) days of receipt by MIDCOM of the Demand Notice.

        4. Conditions of Obligations to Register Shares. The obligations of MIDCOM hereunder are subject to the following conditions:

                4.1 Holder shall cooperate with MIDCOM in connection with the preparation of any Registration Statement, and for so long as MIDCOM is obligated to file and keep effective the Registration Statement, shall provide to MIDCOM, in writing, for use in the Registration Statement, all such information regarding Holder as MIDCOM from time to time may reasonably request to prepare the Registration Statement and any prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith. Holder covenants that he will promptly notify MIDCOM in writing of any changes in the information set forth in a Registration Statement regarding Holder or his plan of distribution of Registrable Shares covered thereby.

                4.2 To the extent required by the Securities Act, Holder shall cause to be furnished to each broker through whom the Registrable Shares may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus covering the Registrable Shares and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law and he shall not bid for or purchase any securities of MIDCOM or attempt to induce any other person to purchase any securities of MIDCOM other than as permitted under the Exchange Act.

        5. Registration Procedures. If and whenever MIDCOM is required by the provisions of this Agreement to include any of the Registrable Shares in a Registration Statement filed under the Securities Act, MIDCOM shall use its reasonable commercial efforts to effect such registration, and MIDCOM shall, as expeditiously as possible:

                5.1 Prepare and file with the SEC such amendments and supplements to any such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of 30 days from the date of its effectiveness in the case of a registration pursuant to Section 3 hereof or (unless otherwise required by the Securities Act) until the Registrable Shares covered thereunder have been sold, whichever is earlier.

                5.2 Furnish to Holder such number of copies of any prospectus contained in such Registration Statement in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to facilitate the disposition of the Registrable Shares, but only while MIDCOM is required under the provisions hereof to cause a Registration Statement to remain effective.

                5.3 Use its commercially reasonable efforts to register or qualify the Registrable Shares covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the selling Holder or the underwriter for such offering may reasonably request; provided that MIDCOM shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to amend its Articles of Incorporation or to change the composition of its assets at the time to conform with the securities or blue sky laws of such jurisdictions, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by the

Registration Statement or to subject itself to taxation in any jurisdiction where it has not theretofore done so.

                5.4 Notify Holder at any time when any prospectus relating to the Registrable Shares is required to be delivered under the Securities Act of the happening of an event as a result of which, or upon the discovery that, the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. Holder agrees, upon receipt of such notice, forthwith to cease making offers and sales of the Registrable Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose and to return to MIDCOM, for modification and exchange, the copies of such prospectus not theretofore delivered by Holder, provided, that MIDCOM shall forthwith prepare and furnish, after securing such approvals as may be necessary, to Holder a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                5.5 Promptly notify Holder of any stop order or similar proceeding initiated by state or federal regulatory bodies and use its best efforts to expeditiously remove such stop order or similar proceeding.

                5.6 Provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement.

        6. Description of Expenses. Except as set forth below, MIDCOM shall pay all costs and expenses incurred in connection with registration of the Registrable Shares pursuant to this Agreement including, without limitation, all registration and filing fees, printing expenses, fees and costs of counsel to MIDCOM, and blue sky fees and expenses. Notwithstanding the foregoing, Holder shall pay all fees and disbursements of Holder's attorneys and accountants, as well as all transfer taxes and brokerage and underwriters' discounts and commissions attributable to the Registrable Shares offered and sold by Holder.

        7.      Indemnification; Underwriting Agreements.

                7.1 In the event that, pursuant to this Agreement, MIDCOM registers under the Securities Act any Registrable Shares held by Holder:

                        7.1.1 MIDCOM agrees to indemnify, defend and hold harmless Holder against any and all loss, claim, liability or expense (a "Claim") arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related Registration Statement, any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement, alleged statement or omission was made in reliance upon, and in conformity with, information provided by Holder to MIDCOM expressly for use therein.

                        7.1.2 Holder hereby agrees to indemnify and hold harmless MIDCOM, each person who controls MIDCOM within the meaning of the Securities Act and the officers, directors, shareholders, employees and agents of MIDCOM, against any Claim arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any Registration Statement or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to statements or omissions made in reliance upon, and in conformity with, information provided by Holder to MIDCOM expressly for use therein.

                7.2 A party required to indemnify another party pursuant to this Section 7 ("Indemnifying Party") shall not be liable for any settlement of any action or claim relating to such liability or expense effected without its consent, but if any settlement is effected with its consent or if a final judgment for the plaintiff is entered in any such action, such Indemnifying Party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of any such settlement or judgment.

                7.3 The obligations of the parties hereto to indemnify one another pursuant to this Section 7 are expressly conditioned upon the Indemnifying Party being given written notice of any claim for which indemnification will be sought within twenty (20) days after the indemnified party learns thereof and that the Indemnifying Party is given full control over the defense and settlement of the claim and provided, further, that the Indemnified Party cooperates fully with the Indemnifying Party in the defense of such claim.

        8. Restrictions on Transferability of Registrable Shares, Compliance with Securities Act.

                8.1 The Registrable Shares are not transferable in the absence of registration under the Securities Act or an exemption therefrom. MIDCOM shall be entitled to give stop transfer instructions to its transfer agent with respect to the Registrable Shares in order to enforce such restrictions.

                8.2 Each certificate representing the Registrable Shares not previously issued to Holder shall bear substantially the following legends (in addition to any legends required under applicable state securities laws):

        THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE FEDERAL AND STATE SECURITIES

                LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

                8.3 Holder hereby covenants with MIDCOM not to make any sale of the Registrable Shares except either (i) a sale of Registrable Shares in accordance with a Registration Statement, in which case Holder covenants to comply with the requirement of delivering a current prospectus, (ii) a sale of Registrable Shares in accordance with Rule 144, in which case Holder covenants to comply with Rule 144, or (iii) subject to such conditions as MIDCOM in its sole discretion shall impose, in accordance with another exemption from the registration requirements of the Securities Act. Holder further acknowledges and agrees that the Registrable Shares are not transferable on the books of MIDCOM unless the certificate submitted to MIDCOM's transfer agent evidencing such Registrable Shares is accompanied by such additional certification, documentation or information as MIDCOM shall reasonably require in order to effect such sale in accordance with a Registration Statement, Rule 144, or such other exemption from the registration requirements of the Securities Act.

        9.      Miscellaneous Provisions

                9.1 Notices. All notices, demands and other communications called for or required by this Agreement shall be in writing and shall be addressed to the parties at their respective addresses stated below or to such other address as a party may subsequently designate by written notice to the other parties. Communications hereunder shall be deemed to have been received
(i) upon delivery in person, (ii) the third business day after deposit with the United States Postal Service for delivery by certified mail, return receipt requested and postage prepaid, (iii) the first business day after depositing it with a commercial overnight carrier which provides written verification of delivery or (iv) the day of transmission by telefacsimile if sent before 2:00 p.m. recipient's time provided that a copy of such notice is sent on the same day by U.S. certified mail, return receipt requested and postage prepaid, with an indication that the original was sent by facsimile and the date of its transmittal.

                  To:      MIDCOM Communications Inc.
                           Attention: President
                           1111 Third Avenue, Suite 1600
                           Seattle, WA 98101
                           Phone:   (206) 628-8000
                           Fax:     (206) 628-8769

                           With copy to:
                           Law Department
                           Attn:    General Counsel

                  To:      Richard E. John
                           c/o Thomas J. Greenan
                           Gordon,  Thomas, Honeywell
                           Malanca, Peterson & Daheim, P.L.L.C.
                           2101 One Union Square
                           600 University Street
                           Seattle, WA 98101
                           Phone:   (206) 447-9505
                           Fax:     (206) 622-9779

                9.2 Amendment or Waiver. No amendment of this Agreement or waiver of any provision contained herein shall be valid unless in writing and duly executed by MIDCOM and Holder. No evidence of any waiver or amendment shall be offered or received in evidence in any proceedings, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or amendment is in writing and duly executed. Waiver of any term or condition of this Agreement by any party shall not be construed as a waiver of a subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

                9.3 Assignment. The rights of the Holder hereunder may not be assigned without the prior written consent of MIDCOM.

                9.4 Governing Law. This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Washington, without regard to its conflict of law provisions which might otherwise require the application of the law of any other jurisdiction. The parties agree that the exclusive jurisdiction and venue of any lawsuit between them arising under this Agreement or out of the transactions contemplated herein shall be the Superior Court of Washington for King County, or the United States District Court for the Western District of Washington at Seattle, and each of the parties hereby irrevocably agrees, acknowledges and submits itself to the exclusive jurisdiction and venue of such courts for the purposes of such lawsuit. The terms of this Agreement are deemed to have been mutually agreed upon by all parties hereto, and interpretation will not be for or against any party if any ambiguity exists.

                9.5 Entire Agreement. This Agreement together with the Release and all agreements and documents referenced in Section 12.1 of the Release, contain all of the terms and conditions agreed upon by the parties relating to the subject matter thereof and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings, and communications of the parties, whether oral or written, respecting that subject matter including the Registration Rights Agreement between MIDCOM and Holder dated September 12, 1995.

                9.6 Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and either original or facsimile counterparts have been delivered to the other party.

                9.7 Captions. The captions in this Agreement are inserted solely for the purpose of facilitating easy reference and shall not be construed in any way as part of the text, or as altering the provisions of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Amended Registration Rights Agreement to be duly executed on the date fast set forth above.

                                            MIDCOM COMMUNICATIONS INC.

                                            By:
                                               -------------------------------
                                                     W. H. Oberlin
                                                     Its President


                                            RICHARD E. JOHN


                                            ----------------------------------

                                    EXHIBIT 4

                           MIDCOM COMMUNICATIONS INC.
                SELLING SECURITY HOLDER INFORMATION QUESTIONNAIRE

                           NAME:
                                -----------------------


Heller, Ehrman, White & McAuliffe
6100 Columbia Center
701 Fifth Avenue
Seattle, Washington 98104-7098
Attention:    Michael A. Skinner, Esq.

Ladies and Gentlemen:

         The following information is furnished by the undersigned for use in connection with the preparation of the Registration Statement on Form S-1 (the "Registration Statement") for MIDCOM Communications Inc. (the "Company") to be filed with the Securities and Exchange Commission (the "SEC") for purposes of registering the public offer and sale of shares of the Company's common stock, par value $.0001 per share (the "Common Stock") held by the undersigned and certain other shareholders. The undersigned will promptly notify you of any changes in such information which may occur subsequent hereto. The undersigned understands and agrees that this Questionnaire, as completed by the undersigned, and further communications by the undersigned regarding the matters contemplated herein, will be relied upon by the Company in connection with preparation of the Registration Statement. Italicized terms in this Questionnaire have the meanings set forth on the last two pages of this document.

          PLEASE COMPLETE, SIGN, DATE AND RETURN THIS QUESTIONNAIRE TO
                   MICHAEL A. SKINNER, ESQ. AT THE ADDRESS SET
                   FORTH ABOVE ON OR BEFORE DECEMBER 13, 1996.

PLEASE FEEL FREE TO ATTACH ADDITIONAL PAGES OR ANSWER ON THE BACK, IF NECESSARY.

A.      MATERIAL RELATIONSHIPS

        1.      Positions with the Company and/or Subsidiaries

         Describe below all positions and offices (including director) which you or any associate of yours currently hold or have held with the Company and/or any subsidiary within the last three years, including the position and the length of time the position was held:

                                            Time Period Held
                                            (Month and Year)
         List of Positions                  From               To

         2. (a) Describe below any transaction or series of similar transactions during the last three years or which are currently proposed which involve the Company or any of its subsidiaries and in which you or any associate or spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law, brother- or sister-in-law of yours had, has or will have any material financial or other interest, direct or indirect. If any such transaction involved or is to involve the purchase or sale of assets by or to the company or any of its subsidiaries, other than in the ordinary course of business, state the cost of the assets to the purchaser and the cost thereof to the seller if acquired by the seller within two years prior to the transaction. Note: Include purchases and sales of property, leases, loans, guarantees, provision of services to the Company or its subsidiaries, etc. Description should include the dollar value of any such transaction(s), the name of your relative or associate involved and nature of your relationship with such relative or associate, if applicable. IF NONE, SO STATE.

         (b) Describe below any material relationship that existed at any time during the last three years between the Company or any of its subsidiaries and you or any associate or spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law, brother- or sister-in-law of yours. IF NONE, SO STATE.

        B.      SECURITY OWNERSHIP

        3.      Ownership of MIDCOM Shares of Common Stock

                (a) Furnish below information as to the number of shares of Common Stock beneficially owned by you as of the date of this Questionnaire. IF THERE IS ANY CHANGE IN YOUR OWNERSHIP OF SHARES OF COMMON STOCK BETWEEN THE DATE HEREOF AND THE DATE ON WHICH THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED BY THE COMPANY OR ON WHICH YOU NO LONGER HOLD ANY SHARES OF COMMON STOCK, WHICHEVER OCCURS EARLIER, YOU HEREBY AGREE TO PROMPTLY NOTIFY THE COMPANY. Include all shares of Common Stock which are (i) registered in your name, including shares of Common Stock registered in your name as trustee, executor, custodian, pledgee, agent or nominee, either alone or with others,
(ii) owned beneficially by you or any associate of yours or (iii) registered in the name of a nominee or in street name, including any such shares held for the account of any of the above. If your voting and/or investment control over any Shares of Common Stock is shared, you should so indicate in the Remarks column, and you should provide a brief description of any arrangement concerning such shared control.

                        If you wish to disclaim beneficial ownership of any shares of Common Stock listed, indicate so by writing the word "Disclaim" in the Remarks column below. As to any shares of Common Stock for which you disclaim ownership but over which you have shared or sole voting or investment control, indicate the nature of such control in the Remarks column and provide a brief description of any arrangement concerning such shared voting and/or investment control. In the Registration Statement, an appropriate disclaimer will be included. If any co-trustee, etc., acting with you is an officer or director of the Company, set forth his or her name in the Remarks column. If any of the shares of Common Stock listed are subject to any claim, encumbrance, pledge or lien, indicate so in the Remarks column.

 Number of     Registered in the                      Beneficial Owner
 Shares            Name of              Address       and Relationship  Remarks
 ------            -------              -------       ----------------  -------

Description of arrangements concerning shared voting and/or investment control:

                (b) Indicate below whether you have the right to acquire (other than through the exercise of options), beneficial ownership of Common Stock of the Company:

                        (i)     You have no such right   .

                        (ii)    You have such a right    . Describe the type of
                                right (e.g., warrants, power to revoke a trust, discretionary account or similar arrangement, etc.) and exercisability, including with respect to each of the rights described below the date or dates on which the right becomes or became exercisable, and the number of shares for which the right is exercisable on each such date:

                                                              Number of Shares
         Type of                    Date(s)                   for which Right
         Right                      Exercisable               is Exercisable
         -----                      -----------               --------------



         4.    Interest in Subsidiaries

               You do not beneficially own any equity securities of any subsidiary of the Company.

               (a)  No exception      .

               (b)  Exception         . Description of subsidiary securities:

          5.  Stock Options

              The following is a list of all stock options to acquire securities of the Company held by you as of the date of this Questionnaire including the date or dates such stock options become or will become exercisable, and the number of shares for which such stock option is exercisable on such date:

           Total                                                   Type of
           Number                  Exercise         Date           Option/
Date of      of        Dates         Price           of             Name
Grant*     Shares    Exercisable   Per Share      Expiration       of Plan
------     ------    -----------   ---------      ----------       -------











-------
*The extension of the term of an option is deemed to be a grant of a new option.

C.      MISCELLANEOUS

        6.      Indebtedness to the Company.

                Except as described below, neither you nor any associate or parent, child, sibling, mother- or father-in-law, son- or daughter-in-law, brother- or sister-in-law of yours has, at any time in the last three years, been indebted to the Company or any of its subsidiaries, except for amounts due for purchases subject to usual trade terms, for ordinary travel and expense advances and for other transactions in the ordinary course of business.

                (a)     No exception     .

                (b)     Exception     .  Description of such indebtedness:

                        (i) The name of such person and the nature of your relationship to such person:

                        (ii) The largest total amount of indebtedness at any time during the Company's last fiscal year:

                        (iii) The nature of the indebtedness and of the transaction in which it was incurred:

                        (iv) The amount outstanding as of the end of the Company"s last fiscal year:

                        (v) The amount currently outstanding and the date as of which you determined such amount:

                        (vi)    The rate of interest paid or charged thereon:

        7. Do you now owe any amounts to the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934 as a result of profits realized from any purchase and sale, or sale and purchase, of the Company's shares within any six-month period made at any time in the past?

                None Known _________ .

                Yes _________ . If yes, please provide date of purchase, date of sale, purchase and sale prices, and number of shares involved:

        8.      Identity of Associates

                The full name, form (e.g., partnership, corporation, etc.), nature of business done by, and principal place of business of each associate of yours referred to in the answers to this Questionnaire and your relationship with such associate are as follows, if applicable:

                (a)      Not applicable

                (b)      Applicable           . Description:

        9.      Additional Information

                Is there any other information concerning your relationship or dealings with the Company that could be of significance to investors or shareholders of the Company that you believe should be disclosed in the Registration Statement?

                 No             .

                 Yes            . Please provide information:

        10.     Affidavit.

                The undersigned understands that this information is furnished to the Company for use in connection with the Registration Statement filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), to register the public offer and sale of the shares of Common Stock held by the undersigned and certain other shareholders. The information set forth above is true and accurate to the best of the undersigned's information and belief.

                The undersigned will promptly notify the Company of any changes in such information that may occur subsequent hereto and prior to the date on which the effectiveness of the Registration Statement is terminated by the Company or on which the undersigned no longer holds shares of Common Stock, whichever occurs earlier. The undersigned understands and agrees that this Questionnaire and the undersigned's further communications regarding the matters contemplated herein, will be relied upon by the Company, counsel to the Company, and representatives of underwriters and their counsel, if any, in connection with the Preparation of the Registration Statement.

                The undersigned confirms that the undersigned will not sell any shares of Common Stock pursuant to the Registration Statement before it has been declared effective by the SEC unless the sale is exempt from the registration requirements of the Securities Act. The undersigned further confirms that, after the Registration Statement has been declared effective by the SEC, the undersigned will not sell any shares of Common Stock pursuant to the Registration Statement except by means of a prospectus meeting the requirements of Section 10(a) of the Securities Act and except in transactions in the over-the-counter market, in negotiated transactions, or by a combination of these methods, at fixed prices that may be changed, at market prices prevailing at the time of the sale, at prices related to such market prices or at negotiated prices, and the undersigned will notify the Company in advance of any transaction by any other method or on any other terms.

                IN WITNESS WHEREOF, the undersigned hereby, certifies that the foregoing answers to each of the foregoing questions are accurate and complete.

                                 FOR INDIVIDUALS

DATED: _________________, 1996.
                                            ------------------------------------
                                            (Signature)

                                            ------------------------------------
                                            (Printed or Typed Name)

                       FOR CORPORATIONS OR OTHER ENTITIES

DATED: _________________, 1996.             ------------------------------------
                                            (Name of Entity)

                                            ------------------------------------
                                            By
                                            Name:
                                            Title:

                                   Definitions

         The term "associate" as used throughout this Questionnaire, means (a) any corporation or organization other than the Company or any of its subsidiaries of which you are, or were at the time of the event or transaction in question, an officer, director or partner or of which you are, or were at the time of the event or transaction in question, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities, (b) any trust or other estate in which you have, or had at the time of the event or transaction in question, a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, (c) your spouse, (d) any relative of your spouse or any relative of yours who has, or had at the time of the event or transaction in question, the same home as you or who is, or was at the time of the event or transaction in question, a director or officer or key executive of the Company or any of its subsidiaries, (e) any partner, syndicate member or person with whom you have agreed to act in concert with respect to the acquisition, holding, voting or disposition of shares of the Company's securities.

         The term "beneficially", when used in connection with the ownership of securities, means (a) any interest in a security which entitles you to any of the rights or benefits of ownership even though you may not be the owner of record or (b) securities owned by you directly or indirectly, including those held by you for your own benefit (regardless of how registered) and securities held by others for your benefit (regardless of how registered), such as by custodians, brokers, nominees, pledgees, etc., and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a partner, securities held by a personal holding company of which you are a shareholder, etc., securities held in the name of your spouse, minor children and any other family member (sharing the same home) and securities held by you as trustee for the benefit of family members (whether or not sharing the same household). A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

          (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

          (2) investment power which includes the power to dispose, or to direct the disposition, of such security.

     The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

         The term "family relationship" means any relationship by blood, marriage or adoption, not more remote than first cousin.

         The term "material", when used in this questionnaire to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which an average prudent investor ought reasonably to be informed before purchasing the shares of Common Stock. Factors to be considered in determining whether an interest in a transaction is material are: the importance of the interest to the person having the interest, the relationship of the parties to the transaction with each other and the amount involved in the transaction.

         The term "material relationship" has not been defined by the Securities and Exchange Commission. However, the Commission has indicated that it will probably construe as a "material relationship" any relationship which tends to prevent arms-length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that you would have such a relationship, for example, with any organization of which you are an officer, director, trustee or partner or in which you own, directly or indirectly, 10% or more of the outstanding voting shares, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative or spouse (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

         The term "stock options" includes all options, warrants, or rights to purchase securities of the Company or any of its subsidiaries, other than those issued to security holders as such on a pro rata basis.

         The term "subsidiary" means a corporation controlled by the Company directly, or indirectly through one or more intermediaries.

                                SCHEDULE 1.1.3(c)

Quantity       Item              Description                                 Price            Extension
--------       -----             -----------                                 -----            ---------
1              NOTEBOOK          NoteBook computer - Texas Inst.            3995.00            3995.00
1              MODEM             PCMCIA 14400 U.S. Robotics Fax Mod.         195.00             195.00
1              COMPEX            Ethernet Card PCMCIA Lan Adapter            155.00             155.00
1              VGAMON            VGA Monitor 15" KFC Non-Int. .28            325.00             325.00
1              KEYBOARD          Liteon Keyboard                              35.00              35.00
1              SPEAKERS          PC Speakers SONY 3 piece system.            175.00             175.00
1              PRINTER           Brother HL-645 Laser Printer w/1MB          550.00             550.00